UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 22, 1997

                       Petroleum Heat and Power Co., Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Minnesota                   2-88526                         06-1183025
--------------------------------------------------------------------------------
(State or other jurisdiction  (Commission File Number)             (IRS Employer
      of incorporation)                                      Identification No.)

2187 Atlantic Street, Stamford, CT                                         06902
--------------------------------------------------------------------------------
(Address of principal  executive offices)                             (Zip Code)

Registrant's telephone number, including area code (203) 325-5400

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.  Other Events

     This Form 8-K consists of a copy of a Press Release from the Registrant dated January 22, 1997.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PETROLEUM HEAT AND POWER CO., INC.
                                    (Registrant)


Date: 1/24/97                       By: /s/ Irik P. Sevin
                                        --------------------------------------
                                        Irik P. Sevin
                                        Chairman of the Board, Chief Executive
                                        Officer, Chief Financial and Accounting
                                        Officer and Director


                                       3